UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 26, 2017

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2017, Amgen Inc. (the Company) issued a press release announcing its unaudited results of operations for the three months ended March 31, 2017, and its unaudited financial position as of March 31, 2017. The full text of the press release is furnished as Exhibit 99.1 hereto.

In its press release the Company included certain non-U.S. Generally Accepted Accounting Principles (GAAP) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission. The non-GAAP financial measures included in the press release are non-GAAP earnings per share, non-GAAP operating income, non-GAAP operating margin, non-GAAP tax rate, non-GAAP net income, non-GAAP operating expenses and sub-components of non-GAAP operating expenses such as non-GAAP cost of sales, non-GAAP research and development (R&D) expenses and non-GAAP selling, general and administrative expenses. Reconciliations for such non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the press release. The Company also included Free Cash Flow (FCF), which is computed by subtracting capital expenditures from operating cash flow, each as determined in accordance with GAAP.

The Company believes that this presentation of non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. The Company uses certain non-GAAP financial measures to enhance an investor’s overall understanding of the financial performance and prospects for the future of the Company’s ongoing business activities by facilitating comparisons of results of ongoing business operations among current, past and future periods. The Company believes that FCF provides a further measure of the Company’s liquidity.

The following is a summary of the costs and other items excluded from the most directly comparable GAAP financial measures to calculate non-GAAP financial measures:

●

Acquisition-related expenses: Acquisition-related charges are primarily amortization of purchased intangible assets including developed product technology rights, licensing rights, R&D technology rights, and marketing-related rights purchased in connection with business acquisitions. The Company incurs charges related to the amortization of these intangibles, and those charges are included in the Company’s Condensed Consolidated Financial Statements. Amortization charges for purchased intangible assets are significantly impacted by the timing and magnitude of the Company’s acquisitions and product approval as it relates to in-process R&D projects acquired. Accordingly, these charges may vary in amount from period to period. The Company excludes these charges for purposes of calculating the non-GAAP financial measures presented to facilitate a more meaningful evaluation of the Company’s current operating performance and comparisons to past operating performance. The Company believes that excluding the non-cash amortization of intangible assets acquired in business combinations treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

●

Net charges pursuant to the Company’s restructuring initiative: Restructuring costs are primarily related to facilities charges, including accelerated depreciation, and severance and benefits for employees terminated pursuant to the transformation and process improvement efforts. Restructuring costs are inconsistent in amount and are significantly impacted by the timing and nature of these events. Therefore, although the Company may incur these types of expenses in the future, it believes that eliminating these charges for purposes of calculating the non-GAAP financial measures provides a supplemental evaluation of the Company’s current operating performance and facilitates comparisons to past operating performance.

●

Other Items: The Company also adjusts GAAP financial results for expenses associated with judgments and/or settlements for legal proceedings discussed in our filings. The Company is excluding these expenses for the purpose of calculating the non-GAAP financial measures presented because the Company believes these items are outside the ordinary course of business. The Company believes eliminating these expenses provides a supplemental evaluation of the Company’s current operating performance and facilitates comparisons to past operating performance.

●

The tax effect of the adjustments between GAAP and non-GAAP results take into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). Generally, this results in a tax impact at the U.S. marginal tax rate for certain adjustments, including the majority of amortization of intangible assets, whereas the tax impact of other adjustments, including restructuring expense, depends on whether the amounts are deductible in the respective tax jurisdictions and the applicable tax rate(s) in those jurisdictions.

The press release also contains a discussion of the additional purposes for which the Company’s management uses these non-GAAP financial measures.

This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated April 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: April 26, 2017	By:	/s/ David W. Meline
	Name:	David W. Meline
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated April 26, 2017